UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21485

Cohen & Steers Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers Infrastructure Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers Infrastructure Fund at Net Asset Value[a]	–1.93%
Cohen & Steers Infrastructure Fund at Market Value[a]	–1.37%
Blended Benchmark—80% FTSE Global Core Infrastructure 50/50 Net Tax Index / 20% ICE BofAML Fixed-Rate Preferred Securities Index[b]	–1.50%
S&P 500 Index[b]	2.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.155 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Global Core Infrastructure 50/50 Net Tax Index is a market-capitalization-weighted index of worldwide infrastructure and infrastructure-related securities and is net of dividend withholding taxes. Constituent weights are adjusted semi-annually according to three broad industry sectors: 50% utilities, 30% transportation, and a 20% mix of other sectors, including pipelines, satellites, and telecommunication towers. The ICE BofAML Fixed-Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

The first half of 2018 was choppy for global equities amid heightened uncertainty about interest rates and rising global trade tensions between the U.S. and its key trading partners. Economic growth remained relatively firm globally, led by the U.S., where unemployment reached its lowest level in two decades, although Europe and some emerging markets showed some signs of deceleration. Initially, interest rates rose sharply in most regions in response to the possibility that economic strength may result in further monetary tightening, but then retreated as rising protectionism raised concerns over global growth.

In this environment, global infrastructure stocks declined, underperforming global equities, which had a slightly positive return. In general, sectors more closely associated with trade, such as marine ports, airports and toll roads, underperformed the more defensive sectors.

Fund Performance

The Fund had a negative total return in the period and underperformed its benchmark on a NAV basis, but modestly outperformed on a market price basis.

An underweight and security selection in the generally defensive gas distribution sector detracted from relative performance. This was due in part to not owning Sempra Energy, which saw activist investors increase their stakes and propose a plan for accelerated value creation.

In the diversified sector, the Fund owned Macquarie Infrastructure, which declined 30% and detracted from performance. As of June 30, 2018, the Fund did not own Macquarie Infrastructure. The company announced disappointing earnings guidance and a dividend cut related to deteriorating fundamentals in its liquid products terminals business, where several customers unexpectedly decided not to renew their expiring storage-capacity contracts.

Stock selection in airports further detracted from performance. The economically sensitive sector underperformed due to rising trade concerns, political uncertainty in Italy and weakness in Mexico. Investors soured on Mexico’s prospects amid concerns regarding upcoming elections, renegotiating trade agreements with the U.S. and currency risk.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

The Fund’s fixed income component detracted from performance, as interest rates rose and credit spreads widened.

The midstream energy sector was volatile in the period, initially declining amid mounting investor uncertainty regarding restructurings and a regulatory proposal from the Federal Energy Regulatory Commission (FERC). While the FERC ruling sparked a significant selloff in master limited partnerships (MLPs), the sector eventually recovered as concerns eased and companies generally beat earnings expectations. In addition, fundamentals continued to improve across the sector due to high, stable energy prices and rising production volumes. Stock selection and an overweight in the sector benefited performance. In particular, the Fund held an out-of-index position in Cheniere Energy Inc., which upwardly revised its cash-flow guidance for the next several years.

Stock selection in toll roads also benefited performance. The sector underperformed due to rising trade concerns, as well as political uncertainty in Italy and Brazil. In Brazil, toll road operators seeking to renegotiate and extend their concession experienced less favorable outcomes.

The Fund benefited from not owning marine ports, which was a notable laggard as trade concerns surfaced. Stock selection in the electric utilities sector also aided performance. In particular, the Fund held an underweight in Dominion Resources, which declined nearly 14% in the period. As of June 30, 2018, the Fund did not own Dominion Resources.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, including the euro and U.K. pound. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2018.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Sincerely,

ROBERT S. BECKER Portfolio Manager	BEN MORTON Portfolio Manager

WILLIAM F. SCAPELL Portfolio Manager	ELAINE ZAHARIS-NIKAS Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2018, leverage represented 29% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	29%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	2.5%[a]
Weighted Average Term on Financing	3.2 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]

On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The weighted average rate on financing does not include the three year extension for the 2021 and 2022 fixed-rate tranches and will increase as the extended fixed-rate tranches become effective. The weighted average term of financing includes the three year extension.

[b]	Data as of June 30, 2018. Information is subject to change.
[c]	See Note 6 in Notes to Financial Statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

June 30, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets
NextEra Energy	$140,777,060	4.9
Crown Castle International Corp.	138,890,597	4.8
Enbridge	114,782,248	4.0
American Tower Corp.	113,818,611	3.9
Union Pacific Corp.	92,103,193	3.2
Kinder Morgan	65,332,104	2.3
Atmos Energy Corp.	61,253,195	2.1
WEC Energy Group	60,779,857	2.1
Xcel Energy	60,413,079	2.1
Cheniere Energy	59,849,765	2.1

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

COMMON STOCK	117.5%
AUSTRALIA	4.0%
ELECTRIC—REGULATED ELECTRIC	1.3%
Spark Infrastructure Group		15,978,654	$26,961,007

RAILWAYS	0.9%
Aurizon Holdings Ltd.		5,801,787	18,591,343

TOLL ROADS	1.8%
Transurban Group[a]		4,166,688	36,910,184

TOTAL AUSTRALIA			82,462,534

BRAZIL	3.5%
RAILWAYS	2.7%
Rumo SAa,b		15,128,164	55,036,344

WATER	0.8%
Cia de Saneamento Basico do Estado de Sao Paulo[a]		2,725,319	16,376,877

TOTAL BRAZIL			71,413,221

CANADA	10.9%
PIPELINES—C-CORP	8.8%
Enbridge[a]		3,210,606	114,782,248
Keyera Corp.		515,274	14,337,446
Pembina Pipeline Corp.		1,489,993	51,602,617

			180,722,311

RAILWAYS	2.1%
Canadian Pacific Railway Ltd.[a]		232,413	42,591,519

TOTAL CANADA			223,313,830

CHINA	0.9%
TOLL ROADS
Jiangsu Expressway Co., Ltd., Class H (HKD)		15,242,000	18,164,666

FRANCE	3.2%
RAILWAYS	0.9%
Getlink		1,303,453	17,877,915

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

TOLL ROADS	2.3%
Eiffage SA		223,607	$24,331,931
Vinci SAa		241,856	23,261,713

			47,593,644

TOTAL FRANCE			65,471,559

GERMANY	1.1%
AIRPORTS
Fraport AG		237,824	22,946,125

HONG KONG	3.3%
ELECTRIC—REGULATED ELECTRIC	1.7%
CLP Holdings Ltd.[a]		3,277,000	35,294,496

PIPELINES—C-CORP	0.9%
Beijing Enterprises Holdings Ltd.		3,787,000	18,438,794

WATER	0.7%
Guangdong Investment Ltd.		8,491,247	13,485,385

TOTAL HONG KONG			67,218,675

ITALY	4.3%
COMMUNICATIONS—TOWERS	2.0%
Ei Towers S.p.A.[a]		256,346	14,174,737
Infrastrutture Wireless Italiane S.p.A., 144Ac		3,432,966	26,479,562

			40,654,299

ELECTRIC—REGULATED ELECTRIC	0.7%
Terna Rete Elettrica Nazionale S.p.A.		2,637,150	14,265,003

TOLL ROADS	1.6%
Atlantia S.p.A.		1,132,297	33,480,546

TOTAL ITALY			88,399,848

JAPAN	8.3%
ELECTRIC—INTEGRATED ELECTRIC	3.7%
Chugoku Electric Power Co. (The)		1,867,100	24,149,277
Kyushu Electric Power Co.[a]		2,352,800	26,266,186
Shikoku Electric Power Co.		1,894,900	25,364,601

			75,780,064

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

RAILWAYS	4.6%
Central Japan Railway Co.[a]		252,799	$52,425,281
West Japan Railway Co.[a]		574,000	42,326,117

			94,751,398

TOTAL JAPAN			170,531,462

MEXICO	2.2%
AIRPORTS	1.5%
Grupo Aeroportuario del Pacifico SAB de CV, B Shares		3,209,302	29,781,818

TOLL ROADS	0.7%
OHL Mexico SAB de CVa		10,298,002	15,011,249

TOTAL MEXICO			44,793,067

NEW ZEALAND	1.9%
AIRPORTS
Auckland International Airport Ltd.[a]		8,575,265	39,378,413

SPAIN	2.3%
AIRPORTS
Aena SME SA, 144Aa,c		257,618	46,781,600

THAILAND	1.9%
AIRPORTS
Airports of Thailand PCL		20,717,100	39,395,632

UNITED KINGDOM	2.6%
ELECTRIC—REGULATED ELECTRIC	1.5%
National Grid PLC		2,742,655	30,346,896

WATER	1.1%
United Utilities Group PLC[a]		2,209,771	22,257,555

TOTAL UNITED KINGDOM			52,604,451

UNITED STATES	67.1%
COMMUNICATIONS—TOWERS	12.3%
American Tower Corp.[a,d]		789,475	113,818,611
Crown Castle International Corp.[a,d]		1,288,171	138,890,597

			252,709,208

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

ELECTRIC	26.9%
INTEGRATED ELECTRIC	11.2%
Evergy		777,059	$43,631,863
FirstEnergy Corp.[a,d]		1,247,161	44,785,551
NextEra Energy[a,d]		842,825	140,777,060

			229,194,474

REGULATED ELECTRIC	15.7%
Alliant Energy Corp.[a,d]		955,815	40,450,091
CMS Energy Corp.[a,d]		830,962	39,287,883
DTE Energy Co.[a,d]		383,965	39,790,293
Edison International[a,d]		823,711	52,116,195
PG&E Corp.[a,d]		654,478	27,854,584
WEC Energy Group[a,d]		940,137	60,779,857
Xcel Energy[a,d]		1,322,528	60,413,079

			320,691,982

TOTAL ELECTRIC			549,886,456

GAS DISTRIBUTION	6.6%
Atmos Energy Corp.[a,d]		679,534	61,253,195
NiSource[a,d]		1,456,383	38,273,745
Southwest Gas Holdings[a,d]		475,517	36,267,681

			135,794,621

PIPELINES	11.5%
PIPELINES—C-CORP	9.6%
Antero Midstream GP LPa,d		682,685	12,875,439
Cheniere Energy, Inc.[a,b,d]		918,082	59,849,765
Kinder Morgan[a,d]		3,697,346	65,332,104
ONEOK[a]		824,720	57,590,198

			195,647,506

PIPELINES—MLP	1.9%
Hess Midstream Partners LPa,d		465,455	9,169,464
MPLX LPa,d		888,494	30,333,185

			39,502,649

TOTAL PIPELINES			235,150,155

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

RAILWAYS	6.9%
Norfolk Southern Corp.[a,d]		324,749	$48,994,881
Union Pacific Corp.[a,d]		650,079	92,103,193

			141,098,074

WATER	2.9%
American Water Works Co.[a,d]		700,736	59,828,840

TOTAL UNITED STATES			1,374,467,354

TOTAL COMMON STOCK (Identified cost—$1,946,677,347)			2,407,342,437

PREFERRED SECURITIES—$25 PAR VALUE	6.3%
BERMUDA	0.2%
INSURANCE
PROPERTY CASUALTY	0.1%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (USD)[e,f]		70,000	1,779,750

REINSURANCE	0.1%
Arch Capital Group Ltd., 5.45%, Series F (USD)[e]		80,000	1,952,800

TOTAL BERMUDA			3,732,550

CANADA	0.1%
PIPELINES
Enbridge, 6.375% to 4/15/23, due 4/15/78, Series B (USD)[f]		109,000	2,744,620

UNITED STATES	6.0%
BANKS	3.0%
Bank of America Corp., 6.20%, Series CCe		112,525	2,961,658
Bank of America Corp., 6.00%, Series EEe		150,000	3,913,500
Bank of America Corp., 6.00%, Series GGe		104,775	2,736,723
Bank of America Corp., 6.50%, Series Ya,d,e		212,456	5,593,966
BB&T Corp., 5.625%, Series Ee		28,347	721,431
Capital One Financial Corp., 6.70%, Series De		85,183	2,265,016
Capital One Financial Corp., 6.00%, Series He		54,285	1,411,953
Citigroup, 6.875% to 11/15/23, Series Ke,f		77,834	2,137,322
Citigroup, 6.30%, Series Se		147,743	3,879,731
GMAC Capital Trust I, 8.128%, (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[g]		232,552	6,116,118

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

Huntington Bancshares, 6.25%, Series De		73,122	$1,909,947
JPMorgan Chase & Co., 6.10%, Series AAa,d,e		196,847	5,188,887
JPMorgan Chase & Co., 6.125%, Series Ya,e		180,722	4,731,302
New York Community Bancorp, 6.375% to 3/17/27, Series Aa,e,f		106,668	2,898,169
Regions Financial Corp., 6.375% to 9/15/24, Series Ba,d,e,f		54,461	1,473,715
Wells Fargo & Co, 5.25%, Series Pe		60,900	1,510,320
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,e,f		105,975	2,744,752
Wells Fargo & Co., 6.00% to 9/15/19, Series Ta,d,e,f		150,000	3,873,000
Wells Fargo & Co., 5.70%, Series Wa,d,e		143,039	3,607,443
Wells Fargo & Co., 5.625%, Series Ye		99,275	2,498,752

			62,173,705

ELECTRIC	0.8%
INTEGRATED ELECTRIC	0.6%
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73[a,f]		158,638	4,184,077
Southern Co./The, 6.25%, due 10/15/75[a,d]		193,189	5,080,871
Southern Co./The, 5.25%, due 12/1/77		90,000	2,214,000

			11,478,948

REGULATED ELECTRIC	0.2%
DTE Energy Co., 5.375%, due 6/1/76, Series Ba		156,011	3,937,718

TOTAL ELECTRIC			15,416,666

FINANCIAL	0.7%
DIVERSIFIED FINANCIAL SERVICES	0.1%
KKR & Co. LP, 6.75%, Series Aa,e		112,000	3,010,560

INVESTMENT BANKER/BROKER	0.6%
Charles Schwab Corp./The, 5.95%, Series Da,d,e		72,943	1,913,295
Morgan Stanley, 5.85% to 4/15/27, Series Ke,f		99,200	2,548,448
Morgan Stanley, 6.875% to 1/15/24, Series Fe,f		141,847	3,883,771
Morgan Stanley, 6.375% to 10/15/24, Series Ie,f		125,000	3,357,500

			11,703,014

TOTAL FINANCIAL			14,713,574

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares/Units	Value

INDUSTRIALS—CHEMICALS	0.4%
CHS, 7.10% to 3/31/24, Series IIe,f		135,283	$3,690,520
CHS, 6.75% to 9/30/24, Series III[a,e,f]		137,935	3,649,760

			7,340,280

INSURANCE	0.2%
LIFE/HEALTH INSURANCE	0.1%
MetLife, 5.625%, Series Ee		95,000	2,417,750

MULTI-LINE	0.1%
Hanover Insurance Group/The, 6.35%, due 3/30/53		82,237	2,103,622

TOTAL INSURANCE			4,521,372

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
AT&T, 5.35%, due 11/1/66		50,000	1,258,000

PIPELINES	0.1%
Energy Transfer Partners LP, 7.375% to 5/15/23, Series Ce,f		61,650	1,540,633
NuStar Energy LP, 7.625% to 6/15/22, Series Be,f		15,284	314,698

			1,855,331

REAL ESTATE—DIVERSIFIED	0.4%
Saul Centers, 6.875%, Series Ce		46,165	1,151,817
VEREIT, 6.70%, Series Fa,e		246,816	6,200,018

			7,351,835

TECHNOLOGY—SOFTWARE	0.1%
eBay, 6.00%, due 2/1/56[a]		95,400	2,509,020

UTILITIES	0.2%
SCE Trust IV, 5.375% to 9/15/25, Series Je,f		111,918	2,831,526
SCE Trust VI, 5.00%[e]		96,933	2,271,140

			5,102,666

TOTAL UNITED STATES			122,242,449

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$124,443,242)			128,719,619

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

PREFERRED SECURITIES—CAPITAL SECURITIES	14.3%
AUSTRALIA	0.5%
BANKS	0.1%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (USD)[a,c,e,f,h]		$1,055,000	$1,074,781
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (USD)[a,c,e,f,h]		2,200,000	1,980,000

			3,054,781

INSURANCE—PROPERTY CASUALTY	0.3%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (USD)[f,i]		4,000,000	4,110,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (USD)[f,i]		1,800,000	1,751,415

			5,861,415

MATERIAL—METALS & MINING	0.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (USD)[c,f]		1,600,000	1,739,200

TOTAL AUSTRALIA			10,655,396

CANADA	0.8%
PIPELINES	0.4%
Enbridge, 6.25% to 3/1/28, due 3/1/78 (USD)[f]		2,455,000	2,316,936
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (USD)[a,f]		4,990,000	4,952,575
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (USD)[f]		1,397,000	1,365,567

			8,635,078

UTILITIES—ELECTRIC UTILITIES	0.4%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (USD)[a,f]		8,000,000	8,360,000

TOTAL CANADA			16,995,078

DENMARK	0.1%
BANKS
Danske Bank A/S, 6.125% to 3/28/24 (USD)[e,f,h,i]		2,600,000	2,462,512

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

FRANCE	1.0%
BANKS	0.8%
BNP Paribas SA, 7.195% to 6/25/37, 144A (USD)[a,c,e,f]		$3,000,000	$3,183,750
BNP Paribas SA, 7.375% to 8/19/25, 144A (USD)[c,e,f,h]		1,800,000	1,842,750
BNP Paribas SA, 7.625% to 3/30/21, 144A (USD)[a,c,e,f,h]		3,800,000	3,975,750
Credit Agricole SA, 8.125% to 12/23/25, 144A (USD)[a,c,e,f,h]		2,950,000	3,130,688
Societe Generale SA, 6.75% to 4/6/28, 144A (USD)[c,e,f,h]		1,200,000	1,102,500
Societe Generale SA, 7.375% to 9/13/21, 144A (USD)[a,c,e,f,h]		2,600,000	2,652,000

			15,887,438

ELECTRIC—INTEGRATED ELECTRIC	0.1%
Electricite de France SA, 5.25% to 1/29/23, 144A (USD)[c,e,f]		1,200,000	1,175,700

INSURANCE—LIFE/HEALTH INSURANCE	0.1%
La Mondiale Vie, 7.625% to 4/23/19 (USD)[e,f,i]		3,250,000	3,327,350

TOTAL FRANCE			20,390,488

GERMANY	0.2%
BANKS
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (USD)[a,c]		3,088,000	3,859,914

ITALY	0.5%
UTILITIES—ELECTRIC UTILITIES
Enel SpA, 8.75%, due 9/24/73, 144A (USD)[a,c,f]		8,635,000	9,638,819

JAPAN	0.5%
INSURANCE—LIFE/HEALTH INSURANCE	0.5%
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (USD)[a,c,e,f]		2,000,000	2,048,420
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (USD)[a,c,f]		3,600,000	3,684,449
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (USD)[a,c,f]		5,000,000	5,106,250

			10,839,119

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

INTEGRATED TELECOMMUNICATIONS SERVICES	0.0%
SoftBank Group Corp., 6.875% to 7/19/27 (USD)[e,f,i]		$200,000	$171,901

TOTAL JAPAN			11,011,020

NETHERLANDS	0.6%
BANKS
ING Groep N.V., 6.875% to 4/16/22 (USD)[e,f,h,i]		3,600,000	3,679,200
Rabobank Nederland, 11.00% to 6/30/19, 144A (USD)[a,c,e,f]		8,120,000	8,729,000

TOTAL NETHERLANDS			12,408,200

NORWAY	0.2%
BANKS
DNB Bank ASA, 6.50% to 3/26/22 (USD)[e,f,h,i]		3,000,000	3,070,950

SWEDEN	0.1%
BANKS
Swedbank AB, 6.00% to 3/17/22 (USD)[e,f,h,i]		3,000,000	2,994,009

SWITZERLAND	0.8%
BANKS	0.6%
Credit Suisse Group AG, 7.125% to 7/29/22 (USD)[e,f,h,i]		3,800,000	3,874,100
UBS Group AG, 6.875% to 3/22/21 (USD)[e,f,h,i]		1,800,000	1,848,487
UBS Group AG, 7.125% to 8/10/21 (USD)[e,f,h,i]		1,600,000	1,651,387
UBS Group AG, 7.125% to 2/19/20 (USD)[e,f,h,i]		5,046,000	5,191,431

			12,565,405

INSURANCE—REINSURANCE	0.2%
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (USD)[e,f,h,i]		4,000,000	4,024,368

TOTAL SWITZERLAND			16,589,773

UNITED KINGDOM	2.4%
BANKS
Barclays PLC, 7.875% to 3/15/22 (USD)[e,f,h,i]		3,200,000	3,314,134
Barclays PLC, 8.25% to 12/15/18 (USD)[a,e,f,h]		4,161,000	4,235,037
HBOS Capital Funding LP, 6.85% (USD)[e,i]		2,400,000	2,428,644
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (USD)[a,c,e,f]		8,950,000	13,592,812
HSBC Holdings PLC, 6.25% to 3/23/23 (USD)[e,f,h]		2,000,000	1,965,000

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value

HSBC Holdings PLC, 6.375% to 3/30/25 (USD)[e,f,h]		$1,000,000		$983,750
HSBC Holdings PLC, 6.875% to 6/1/21 (USD)[a,e,f,h]		3,800,000		3,937,750
Lloyds Banking Group PLC, 7.50% to 6/27/24 (USD)[a,e,f,h]		4,334,000		4,412,012
Nationwide Building Society, 10.25%[e,i]		1,980,000		3,978,454
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (USD)[a,e,f]		2,004,000		2,520,030
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (USD)[a,e,f,h]		7,400,000		7,882,850

				49,250,473

UNITED STATES	6.6%
BANKS	3.1%
AgriBank FCB, 6.875% to 1/1/24[a,e,f]		37,000	†	3,977,500
Bank of America Corp., 6.10% to 3/17/25, Series AAe,f		1,513,000		1,574,503
Bank of America Corp., 6.50% to 10/23/24, Series Za,e,f		3,169,000		3,371,024
Citigroup, 5.90% to 2/15/23[e,f]		6,000,000		6,120,000
Citigroup, 6.125% to 11/15/20, Series Ra,e,f		1,225,000		1,280,125
Citigroup, 6.25% to 8/15/26, Series Ta,e,f		2,750,000		2,856,563
CoBank ACB, 6.25% to 10/1/22, Series Fa,e,f		52,500		5,486,250
CoBank ACB, 6.25% to 10/1/26, Series Ia,e,f		2,866,000		2,994,970
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,c,e,f		35,300	†	3,794,750
Farm Credit Bank of Texas, 10.00%, Series Ia,e		7,000	†	7,997,500
JPMorgan Chase & Co., 5.829%, (3 Month US LIBOR + 3.47%), Series I (FRN)[e,g]		3,463,000		3,493,301
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,e,f		6,000,000		6,532,500
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Ze,f		1,850,000		1,888,850
PNC Financial Services Group, 6.75% to 8/1/21[e,f]		3,000,000		3,240,000
Wells Fargo & Co., 6.111%, (3 Month US LIBOR + 3.77%), Series K (FRN)[e,g]		3,000,000		3,043,125
Wells Fargo & Co., 5.875% to 6/15/25, Series Ua,e,f		2,320,000		2,395,400
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)		2,830,000		3,059,287

				63,105,648

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)[a]		7,400	†	7,950,021

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount		Value

ELECTRIC	0.4%
INTEGRATED ELECTRIC	0.2%
Southern California Edison Co., 6.25% to 2/1/22, Series Ee,f		$4,150,000		$4,430,125

REGULATED ELECTRIC	0.2%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bf		3,000,000		3,092,549

TOTAL ELECTRIC				7,522,674

FOOD	0.3%
Dairy Farmers of America, 7.875%, 144Ac,e		60,000	†	6,090,000

GAS DISTRIBUTION	0.1%
NiSource, 5.65% to 6/15/23, 144Ac,e,f		2,550,000		2,534,063

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% to 1/21/21, Series Da,d,e,f		4,407,000		4,346,404

INSURANCE	1.5%
LIFE/HEALTH INSURANCE	1.1%
MetLife, 9.25%, due 4/8/38, 144Aa,c		6,500,000		8,840,000
MetLife, 5.25% to 6/15/20, Series Ca,e,f		5,200,000		5,302,960
MetLife, 5.875% to 3/15/28, Series De,f		2,530,000		2,575,793
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144Aa,c		4,500,000		5,602,140

				22,320,893

PROPERTY CASUALTY	0.4%
Assurant, 7.00% to 3/27/28, due 3/27/48[f]		2,100,000		2,126,486
Liberty Mutual Group, 7.80%, due 3/7/37, 144Aa,c		4,500,000		5,321,250

				7,447,736

TOTAL INSURANCE				29,768,629

INTEGRATED TELECOMMUNICATIONS SERVICES	0.5%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,c,d		8,989	†	10,090,152

PIPELINES	0.1%
Enterprise Products Operating LP, 6.066%, (3 Month US LIBOR + 3.708%), due 8/1/66, Series A (FRN)[g]		166,000		166,622

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value

Plains All American Pipeline LP, 6.125% to 11/15/22, Series Be,f		$2,895,000	$2,750,250

			2,916,872

TOTAL UNITED STATES			134,324,463

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$274,172,353)			293,651,095

		Number of Shares
SHORT-TERM INVESTMENTS	2.6%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[j]		52,646,337	52,646,337

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$52,646,337)			52,646,337

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,397,939,279)	140.7%		2,882,359,488
LIABILITIES IN EXCESS OF OTHER ASSETS	(40.7)		(834,250,808)

NET ASSETS (Equivalent to $24.01 per share based on 85,319,794 shares of common stock outstanding)	100.0%		$2,048,108,680

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $1,737,786,193 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]	Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $184,050,300 or 9.0% of the net assets of the Fund, of which 0.3% are illiquid.
[d]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $785,407,174 in aggregate has been rehypothecated.
[e]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[f]	Security converts to floating rate after the indicated fixed-rate coupon period.
[g]	Variable rate. Rate shown is in effect at June 30, 2018.
[h]

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $71,285,446 which represents 3.5% of the net assets of the Fund (2.5% of the managed assets of the Fund).

[i]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $47,878,342 or 2.3% of the net assets of the Fund, of which 0.0% are illiquid.

[j]	Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Sector Summary	% of Managed Assets
Electric (Common)	25.3
Railways (Common)	12.8
Communications (Common)	10.1
Pipelines (Common)	8.1
Banks (Preferred)	8.0
Pipelines—C-Corp (Common)	6.9
Airports (Common)	6.1
Toll Roads (Common)	5.2
Gas Distribution (Common)	4.7
Water (Common)	3.9
Other	2.4
Insurance (Preferred)	1.9
Electric (Preferred)	0.8
Utilities (Preferred)	0.8
Pipelines (Preferred)	0.5
Financial (Preferred)	0.5
Industrials (Preferred)	0.4
Integrated Telecommunications Services (Preferred)	0.4
Communications (Preferred)	0.3
Real Estate (Preferred)	0.2
Food (Preferred)	0.2
Insurance-Property Casualty (Preferred)	0.2
Gas Distribution (Preferred)	0.1
Technology (Preferred)	0.1
Material (Preferred)	0.1

100.0

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$2,397,939,279)	$2,882,359,488
Foreign currency, at value (Identified cost—$2,639,401)	2,611,512
Receivable for:
Dividends and interest	12,029,042
Investment securities sold	5,444,360
Other assets	63,647

Total Assets	2,902,508,049

LIABILITIES:
Payable for:
Credit agreement	850,000,000
Investment management fees	2,000,279
Foreign capital gains tax	1,331,203
Dividends and distributions declared	515,040
Interest expense	177,571
Administration fees	141,196
Directors’ fees	1,150
Other liabilities	232,930

Total Liabilities	854,399,369

NET ASSETS	$2,048,108,680

NET ASSETS consist of:
Paid-in capital	$1,477,517,209
Dividends in excess of net investment income	(49,988,928)
Accumulated undistributed net realized gain	137,616,268
Net unrealized appreciation	482,964,131

$2,048,108,680

NET ASSET VALUE PER SHARE:
($2,048,108,680 ÷ 85,319,794 shares outstanding)	$24.01

MARKET PRICE PER SHARE	$22.70

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(5.46)%

[a]	Includes $1,737,786,193 pledged, of which $785,407,174 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 6.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income (net of $2,158,033 of foreign withholding tax)	$44,965,849
Interest income	8,119,135
Rehypothecation income	87,775

Total Investment Income	53,172,759

Expenses:
Investment management fees	12,261,124
Interest expense	10,535,612
Administration fees	1,002,158
Reports to shareholders	424,180
Custodian fees and expenses	189,621
Directors’ fees and expenses	61,393
Professional fees	50,736
Transfer agent fees and expenses	11,363
Miscellaneous	166,798

Total Expenses	24,702,985

Net Investment Income (Loss)	28,469,774

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	25,422,314
Foreign currency transactions	(417,357)

Net realized gain (loss)	25,004,957

Net change in unrealized appreciation (depreciation) on:
Investments in securities (net of decrease in accrued foreign capital gains tax of $637,075)	(104,021,621)
Foreign currency translations	(37,792)

Net change in unrealized appreciation (depreciation)	(104,059,413)

Net Realized and Unrealized Gain (Loss)	(79,054,456)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(50,584,682)

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$28,469,774	$57,469,360
Net realized gain (loss)	25,004,957	166,281,534
Net change in unrealized appreciation (depreciation)	(104,059,413)	228,443,929

Net increase (decrease) in net assets resulting from operations	(50,584,682)	452,194,823

Dividends and Distributions to Shareholders from:
Net investment income	(79,347,408)	(87,583,958)
Net realized gain	—	(63,261,437)

Total dividends and distributions to shareholders	(79,347,408)	(150,845,395)

Total increase (decrease) in net assets	(129,932,090)	301,349,428
Net Assets:
Beginning of period	2,178,040,770	1,876,691,342

End of period[a]	$2,048,108,680	$2,178,040,770

[a]	Includes dividends in excess of net investment income and accumulated undistributed net investment income of $49,988,928 and $888,706, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2018 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(50,584,682)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(552,319,559)
Proceeds from sales and maturities of long-term investments	646,998,721
Net purchases, sales and maturities of short-term investments	(34,160,694)
Net amortization of premium on investments	504,742
Net increase in dividends and interest receivable and other assets	(466,582)
Net decrease in interest expense payable, accrued expenses and other liabilities	(533,098)
Net change in unrealized depreciation on investments	104,021,621
Net realized gain on investments	(25,422,314)

Cash provided by operating activities	88,038,155

Cash Flows from Financing Activities:
Dividends and distributions paid	(92,918,966)

Increase (decrease) in cash	(4,880,811)
Cash at beginning of period (including foreign currency)	7,492,323

Cash at end of period (including foreign currency)	$2,611,512

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2018, interest paid was $10,587,354.

During the six months ended June 30, 2018, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $519,695, resulting in a realized gain of $10,458.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.53	$22.00	$22.22	$25.79	$23.43	$20.58

Income (loss) from investment operations:

Net investment income (loss)[a]	0.33	0.67	0.69	0.68	0.72	0.61
Net realized and unrealized gain (loss)	(0.92)	4.63	1.12	(2.66)	3.12	3.67 [b]

Total from investment operations	(0.59)	5.30	1.81	(1.98)	3.84	4.28

Less dividends and distributions to shareholders from:

Net investment income	(0.93)	(1.03)	(0.62)	(0.72)	(0.69)	(0.71)
Net realized gain	—	(0.74)	(1.41)	(0.88)	(0.79)	(0.73)

Total dividends and distributions to shareholders	(0.93)	(1.77)	(2.03)	(1.60)	(1.48)	(1.44)

Anti-dilutive effect from the repurchase of shares	—	—	—	0.01	—	0.01

Net increase (decrease) in net asset value	(1.52)	3.53	(0.22)	(3.57)	2.36	2.85

Net asset value, end of period	$24.01	$25.53	$22.00	$22.22	$25.79	$23.43

Market value, end of period	$22.70	$24.00	$19.36	$19.08	$22.72	$20.60

Total net asset value return[c]	-1.93%[d]	25.33%	9.22%	-6.85%	17.27%	22.30%

Total market value return[c]	-1.37%[d]	33.89%	11.93%	-9.21%	17.51%	18.02%

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$2,048.1	$2,178.0	$1,876.7	$1,895.5	$2,210.3	$2,007.7

Ratios to average daily net assets:

Expenses	2.42%[e]	2.17%	2.19%	2.11%	2.01%	2.23%

Expenses (excluding interest expense)	1.39%[e]	1.35%	1.36%	1.35%	1.30%	1.42%

Net investment income (loss)	2.79%[e]	2.73%	2.97%	2.73%	2.78%	2.77%

Ratio of expenses to average daily managed assets[f]	1.71%[e]	1.54%	1.53%	1.50%	1.46%	1.57%

Portfolio turnover rate	18%[d]	46%	51%	58%	33%	58%

Credit Agreement
Asset coverage ratio for credit agreement	341%	356%	321%	323%	360%	336%

Asset coverage per $1,000 for credit agreement	$3,410	$3,562	$3,208	$3,230	$3,600	$3,362

[a]	Calculation based on average shares outstanding.
[b]

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.65 and the total return on a NAV basis would have been 22.23%.

[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Annualized.
[f]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Infrastructure Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is total return with emphasis on income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2018, there were $7,950,021 of securities transferred from Level 1 to Level 2, which resulted from a change in the use of a quoted price to an evaluated mean price, supplied by an independent pricing service, for one security.

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Thailand	$39,395,632	$—	$39,395,632	$—
Other Countries	2,367,946,805	2,367,946,805	—	—
Preferred Securities—
$25 Par Value:
Bermuda	3,732,550	1,952,800	1,779,750
United States	122,242,449	118,058,372	4,184,077	—
Other Countries	2,744,620	2,744,620	—	—
Preferred Securities—
Capital Securities:
United States	134,324,463	—	128,234,463	6,090,000
Other Countries	159,326,632	—	159,326,632	—
Short-Term Investments	52,646,337	—	52,646,337	—

Total Investments in Securities[a]	$2,882,359,488	$2,490,702,597	$385,566,891	$6,090,000	[b]

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— United States
Balance as of December 31, 2017	$6,301,302
Change in unrealized appreciation (depreciation)	(211,302)

Balance as of June 30, 2018	$6,090,000

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(211,302).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the SEC. The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2018, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable income after December 31, 2018, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily managed assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $865,491 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $16,267 for the six months ended June 30, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2018, totaled $535,328,716 and $648,917,349, respectively.

Note 4. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$2,397,939,279

Gross unrealized appreciation on investments	$529,323,006
Gross unrealized depreciation on investments	(46,234,000)

Net unrealized appreciation (depreciation) on investments	$483,089,006

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of common stock at a par value of $0.001 per share.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 5, 2017, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2018, through the fiscal year ended December 31, 2018.

During the six months ended June 30, 2018 and the year ended December 31, 2017, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $850,000,000. On April 7, 2017, the Fund entered into an amended and restated credit agreement with BNPP, which reduced the fee on any unused portion of the credit agreement from 0.55% per annum to 0.45% per annum. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On February 24, 2015, the Fund amended its credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The new rates will increase and become effective as the extended fixed-rate tranches become effective. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of June 30, 2018, the Fund had outstanding borrowings of $850,000,000 at a weighted average rate of 2.5% . During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $850,000,000 at a weighted average borrowing cost of 2.5%.

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

Foreign Currency and Currency Hedging Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various instruments that are designed to hedge the Fund’s foreign currency risks.

If the Fund were to utilize derivatives for the purpose of hedging foreign currency risks, it would be subject to risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments of emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Master Limited Partnership Risk: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Credit and Below Investment Grade Securities Risk: Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

U.S. Tax Reform Risk: On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (Tax Reform) was enacted, making significant changes to the United States income tax rules applicable to both individuals and entities, including the Fund and its shareholders. The Tax Reform generally limits a corporation’s deduction for net business interest expense to 30 percent of a corporation’s adjusted taxable income. The application of these interest limitations to the Fund are unclear and could result in higher investment company taxable income to the Fund.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s (UK) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. New Accounting Guidance

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Infrastructure Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2018. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	77,652,853.109	1,911,451.694
Jane F. Magpiong	78,363,822.034	1,200,482.769
Robert H. Steers	77,697,056.219	1,867,248.584
C. Edward Ward, Jr.	77,631,293.288	1,933,011.515

COHEN & STEERS INFRASTRUCTURE FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2018) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (3/30/04)	One Year	Five Years	Ten Years	Since Inception (3/30/04)
4.52%	10.96%	7.50%	10.13%	4.34%	12.25%	7.88%	9.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. During certain periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense

COHEN & STEERS INFRASTRUCTURE FUND, INC.

ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management and subadvisory agreements (the Management Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreements for their initial two year terms and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreements were discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Management Agreements were unanimously continued for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Manager, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Investment Manager’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Fund changed its investment strategies and benchmark effective January 1, 2010. In addition, on March 31, 2015, one of the components of the linked benchmark was retired and replaced. For comparative purposes, the Fund’s prior benchmark is used for the period it was in place and the current benchmark is used since the date of the change. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, three-, five- and ten-year periods ended March 31, 2018, ranking first out of five peers for all periods. The Board of Directors also noted that the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2018. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager’s performance in managing other infrastructure funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreements.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels were lower than the Peer Funds’ medians, ranking first out of five peers for each. The Board of Directors also noted that the Fund’s total expense ratios at managed and common asset levels, including and excluding investment-related expenses were lower than the Peer Funds’ medians, ranking first out of five peers for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. Because the Subadvisors are paid by the Investment Manager (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Manager, the Board of Directors considered the profitability of the Investment Manager as a whole and did not consider the Subadvisors’ separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreements to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Portfolio Solutions Distributor, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by BlackRock Investments, LLC

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Robert S. Becker

Vice President

Benjamin Morton

Vice President

William F. Scapell

Vice President

Yigal D. Jhirad

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

480 Washington Boulevard

Jersey City, NJ 07310

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	UTF

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2018

Cohen & Steers

Infrastructure

Fund

UTFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2017, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$1,187,580
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$1,009,504
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$1,009,504
Net income from securities lending activities	$178,076

(b)	the registrants most recent fiscal year ended December 31, 2017, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act & Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: September 6, 2018